                         COMPUTER SCIENCES CORPORATION
           EXHIBIT 21, Significant Active Subsidiaries and Affiliates
                              As of April 3, 1998

                                                                              State of                        Percentage
Name                                                                          Incorporation                   of Ownership
---------------------------------------------------------------------      ---------------------------      ------------------

Aerospace Center Support (Partnership)                                        Tennessee                           55
Alliance-One Services, Inc.                                                   Delaware                           100
Autec Range Services (Partnership)                                            Florida                             50
Calva Realty Corporation                                                      Nevada                             100
Century Corporation                                                           Nevada                             100
 CSC Credit Services, Inc.                                                    Texas                              100
  CSC Enterprises, Inc.                                                       Nevada                             100
   CSC Enterprises (Partnership)                                              Delaware                            99.8775
     CSC Holdings Inc.                                                        Nevada                             100
      Credit Bureau of Tulsa, Inc.                                            Oklahoma                           100
      CSC Accounts Management, Inc.                                           Texas                              100
       CSC Credit Services, Inc.                                              California                         100
       CSC Accounts Resolution, Inc.                                          Nevada                             100
      CSC Domestic Enterprises, Inc.                                          Nevada                             100
       CSC International Consulting AB                                        Sweden                             100
       CSC Outsourcing Inc.                                                   Nevada                             100
       CSC Professional Services Group, Inc.                                  Maryland                           100
         Information Technology Solutions, Inc.                               Virginia                           100
      CSC Foreign Enterprises, Inc.                                           Nevada                             100
       CSC Computer Sciences S.A.                                             France                             100
       CSC Infogerance S.A.                                                   France                             100
Computer Sciences Canada Inc.                                                 Canada                             100
Computer Sciences Corporation Continuum - Informatica, Lda                    Portugal                           100
Computer Sciences Raytheon (Partnership)                                      Florida                             60
Continuum (Australia) Holdings Ltd.                                           Delaware                           100
 CSC Financial Services Group Limited                                         Australia                          100
  Computations Australia Pacific Limited                                      Australia                          100
  Computations Financial Systems Limited                                      Australia                          100
  Computations Insurance Systems Limited                                      Australia                          100
  Computations International Insurance Systems Limited                        Australia                          100
  Computations Services (M) Sdn Bhd                                           Malaysia                           100
  Continuum Europe B.V.                                                       Netherlands                        100
 Paxus Corporation Limited                                                    Australia                          100
  Capsco Pty. Limited                                                         Australia                          100
  Idaps Investments Pty. Ltd                                                  Australia                          100
   CSC Computer Sciences Pte Limited                                          Singapore                          100
     Continuum Software Services (Malaysia) Sdn Bhd                           Malaysia                           100
     PT Continuum Indonesia                                                   Indonesia                          100
   Idaps Information Services Limited                                         New Zealand                        100
     Paxus Corporation Limited                                                New Zealand                        100
      CSC New Zealand Limited                                                 New Zealand                        100
       CSC Financial Services Group (Hong Kong) Limited                       Hong Kong                          100
   Paxus Information Services (Hong Kong) Limited                             Hong Kong                          100
     Continuum Canada Inc.                                                    Canada                             100
   Paxus N.V.                                                                 Netherlands Antilles               100
     Continuum (UK) Holdings Limited                                          United Kingdom                     100
      Computer Sciences International A/S                                     Norway                             100
      CSC Corporation Limited                                                 United Kingdom                     100
  Paxus Australia Pty. Limited                                                Australia                          100
  Paxus Broker Services Ltd.                                                  Australia                          100
Continuum (Deutschland) GmbH                                                  Germany                            100
Continuum France SARL                                                         France                             100

                         COMPUTER SCIENCES CORPORATION
           EXHIBIT 21, Significant Active Subsidiaries and Affiliates
                              As of April 3, 1998

                                                                              State of                        Percentage
Name                                                                          Incorporation                   of Ownership
---------------------------------------------------------------------      ---------------------------      ------------------

Continuum (Ireland) Limited                                                   Ireland                            100
CPK (Partnership)                                                             Hawaii                              55
CSC Australia Pty. Limited                                                    Australia                          100
 Computer Sciences Corporation (NZ) Limited                                   New Zealand                        100
CSC Computer Management A/S                                                   Denmark                             87.5
CSC Computer Sciences B.V.                                                    Netherlands                        100
 Continuum Services B.V.                                                      Netherlands                        100
 CSC Kobra Beheer B.V.                                                        Netherlands                        100
 CSC Services Management B.V.                                                 Netherlands                        100
CSC Computer Sciences Iberica, S.A.                                           Spain                              100
CSC Computer Sciences Italia S.p.A.                                           Italy                              100
CSC Computer Sciences Limited                                                 United Kingdom                     100
 CSC Investment Services Management Limited                                   United Kingdom                      75
CSC Computer Sciences N.V./S.A.                                               Belgium                            100
 CSC Computer Sciences S.A.                                                   Luxembourg                         100
 Experteam S.A./N.V.                                                          Belgium                             60
CSC Computer Sciences SARL                                                    Switzerland                        100
CSC Computer Sciences Services Management GmbH                                Germany                            100
CSC Computer Sciences VOF/SNC (Partnership)                                   Belgium                            100
CSC Consulting, Inc.                                                          Massachusetts                      100
 Onward Technologies, Inc.                                                    Massachusetts                      100
CSC Continuum (Japan) Inc.                                                    Delaware                           100
CSC Continuum (UK) Limited                                                    United Kingdom                     100
CSC Danmark A/S                                                               Denmark                             75
 CSC Information Systems A/S                                                  Denmark                             70
 Dansk Datalab ApS                                                            Denmark                            100
CSC Financial Services Limited                                                United Kingdom                     100
 Computer Sciences Corporation Services (Pty) Limited                         South Africa                       100
 Continuum Direct Limited                                                     United Kingdom                     100
CSC Foreign Sales Corporation                                                 Barbados                           100
CSC Geographic Technologies Inc.                                              Nevada                             100
CSC Healthcare Inc.                                                           California                         100
CSC Index Limited                                                             United Kingdom                     100
 Kalchas Limited                                                              United Kingdom                     100
CSC International Systems Management Inc.                                     Nevada                             100
 CSC Asset Management Inc.                                                    Nevada                             100
CSC Logic, Inc.                                                               Texas                              100
CSC Ploenzke AG                                                               Germany                             75.00025
 CSC Ploenzke (Austria) GmbH                                                  Austria                            100
 CSC Ploenzke Consulting GmbH                                                 Germany                            100
 CSC Ploenzke IT - Services GmbH                                              Germany                            100
 CSC Ploenzke, S.A.                                                           Spain                              100
CSC Ploenzke (Schweiz) AG                                                     Switzerland                         76
CSC Ra Group Limited                                                          United Kingdom                     100
CSC Ventures, Inc.                                                            Nevada                             100
Fairfax Ventures, Inc.                                                        Nevada                             100
GfAI (Slovensko) s.r.o.                                                       Slovakia                           100
GfAI Telematica s.r.o.                                                        Czech Republic                     100
Hogan Systems GmbH                                                            Germany                            100
Hogan Systems Pty. Limited                                                    Australia                          100
Quotel Insurance Systems Limited                                              United Kingdom                     100
SOCS S.A.                                                                     France                             100